Exhibit 10.1
Form of Subscription Agreement

SUBSCRIPTION AGREEMENT
SHARES OF COMMON STOCK

THIS OFFERING IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

Board of Directors	Dated as of
WinWin Gaming, Inc.	______________, 2005
8687 W. Sahara Avenue, Suite 201
Las Vegas, Nevada 89117

SUBSCRIPTION AGREEMENT

1. Subscription. The undersigned hereby subscribes for and agrees to purchase _________________ _______________________ (_______) shares of Common Stock, par value $0.01 per share (the "Shares") of WinWin Gaming, Inc., a Delaware corporation (the "Company"), at the price of ______________ ($__________) per share or a total of ________________________________ ($__________), payable by check to "WinWin Gaming, Inc." The Company has the right to accept or reject this subscription, in whole or in part, and this subscription shall be deemed accepted only when signed by a representative of the Company. Subscriptions need not be accepted in the order received. The Shares are also referred to herein as the “Securities.”

2. Incidental Registration Rights. If, at any time, the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or its then equivalent, or in connection with a Rule 145 transaction or Form S-4 or its equivalent, or another form not available for registering the Registrable Securities for sale to the public), each such time it will give prompt written notice to all holders of outstanding Registrable Securities, including each holder who has the right to acquire Registrable Securities, of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to include in the registration all or any part of the Registrable Securities, the Company will use all reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders of Registrable Securities based upon the number of shares of Registrable Securities owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Securities would adversely affect the marketing of the securities to be sold by the Company therein. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company, by giving second priority for all shares to be registered pursuant to the Company’s obligation to register shares underlying the warrants issued in connection with the Company’s private placement during February through August 2005, by giving third priority for the Registrable Securities, and by giving fourth priority to any shares to be registered for sale by any stockholder of the Company pursuant to the terms of any other agreement. Notwithstanding the foregoing provisions, the Company may, in its sole discretion, terminate or withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Securities. For purposes of this Section 2, “Registrable Securities" shall mean any and all Shares sold pursuant to the Memorandum, whether or not pursuant to this Subscription Agreement, and any shares of Common Stock issued or issuable with respect to the Shares upon an adjustment for stock splits, stock dividends, and similar events. Notwithstanding the foregoing, Registrable Securities shall not include Shares that have been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) publicly sold pursuant to Rule 144 under the Securities Act, (iii) eligible for sale under Rule 144 under the Securities Act, or (iv) sold in a private transaction in which the transferor’s rights under this Agreement are not assigned. All expenses incurred by the Company in complying with this Sections 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, and fees of transfer agents and registrars, shall be referred to herein as “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees of counsel to the selling stockholders shall be referred to herein as “Selling Expenses.” The Company shall pay all Registration Expenses in connection with each registration statement under this Section 2. The Company shall not, however, be required to pay for the Registration Expenses of any registration proceeding begun pursuant to Section 2, the request for which is subsequently withdrawn by the requesting holders of Registrable Securities, in which event the Registration Expenses shall be borne by the requesting holders of the Registrable Securities in proportion to the number of shares for which registration was requested. All Selling Expenses in connection with each registration statement under Section 2 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

3. Representations, Warranties, Covenants, and Acknowledgements. By executing this subscription agreement, the undersigned hereby represents, warrants, covenants, and acknowledges to the Company as follows:

(a) The undersigned has been given access to full and complete information regarding the Company and specifically acknowledges receipt of that certain Private Offering Memorandum, dated September 9, 2005 (the “Memorandum”), relating to the purchase of the Shares. In addition, the undersigned has obtained such information regarding the Company as the undersigned has reasonably requested, and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Securities and to obtain any additional information concerning the Company's business to the extent reasonably available so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

(b) In determining to purchase Securities, the undersigned has relied solely upon the Memorandum and the advice of the undersigned's legal counsel and accountants or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of Securities.

(c) The undersigned and the undersigned's personal advisors have received from the Company the Memorandum and all requested documents, records, and books pertaining to the investment in Securities so as to enable them to evaluate the merits and risks of this investment. The undersigned understands and acknowledges that all documents were prepared by the Company and that no independent legal counsel, accountant, or financial advisor has passed upon or assumed any responsibility for the accuracy, completeness, or fairness of information provided to the undersigned and no independent legal counsel, accountant, or financial advisor has independently verified or investigated in any way the accuracy, completeness, or fairness of such information.

(d) The undersigned was not offered nor sold Securities directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to (i) any advertisement, article, notice, or other communication published in a newspaper, magazine, or similar medium of communication or broadcast over television or radio; or (ii) to the knowledge of the undersigned, any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(e) The undersigned (i) can bear the economic risk of the investment in the Securities, including the total loss of the undersigned's investment; (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Securities; and (iii) understands the non-liquid nature of an investment in the Securities.

(f) The undersigned acknowledges and understands that the Securities are a speculative investment that involve a high degree of risk and there can be no guarantee of the amount of or type of profit, if any, to be realized as a result of an investment in the Securities.

(g) The undersigned is presently a bona fide resident of the state listed below and has no present intention of becoming a resident of any other state or jurisdiction, and the address and Social Security or Federal I.D. number set forth below are the undersigned's true and correct residential address and Social Security or Federal I.D. number.

(h) The undersigned (i) if an individual, is at least 21 years of age; (ii) if an individual, is a United States citizen; (iii) if an individual, has adequate means of providing for the undersigned's current needs and personal contingencies; (iii) has no need for liquidity in the undersigned's investments; (iv) represents and warrants that all investments in and commitments to non-liquid investments are, and after the undersigned's investment in the Securities will be, reasonable in relation to the undersigned's net worth and current needs; and (v) represents and warrants that any personal financial information that is provided herewith by the undersigned, or is subsequently submitted by the undersigned at the request of the Company, does or will accurately reflect the undersigned's financial condition with respect to which the undersigned does not anticipate any material adverse change.

(i) The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act and afforded by applicable state statutes and regulations.

(j) The undersigned understands that the Securities will not be registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on transfer.

(k) The undersigned acknowledges that the Securities being acquired will be acquired for the undersigned's own account without a view to public distribution, transfer, resale, or assignment and that the undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Securities or any portion thereof to any other person.

(l) The undersigned agrees that the undersigned will not sell or otherwise transfer or dispose of the Securities or any portion thereof unless such Securities are registered under the Securities Act and any applicable state securities laws or the undersigned obtains an opinion of counsel that is satisfactory to the Company that such Securities may be sold in reliance on an exemption from such registration requirements.

(m) The undersigned understands that (i) the Company has no obligation or intention to register the Securities for resale or transfer under the Securities Act or any state securities laws, and there is no assurance that the Company will be able to make available such information or other information that would make available any exemption from the registration requirements of any such laws; and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of the Securities or any portion thereof for an indefinite period of time or at any particular time.

(n) The undersigned understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any other state, has approved or disapproved the Securities or made any finding or determination as to the fairness of the Securities for investment.

(o) The undersigned is not subject to back-up withholding provisions of Section 3406(a)(1) of the Internal Revenue Code.

(p) If subject to the Employee Retirement Income Security Act ("ERISA"), the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Securities and the undersigned has concluded that the purchase of the Securities is prudent.

(q) If the undersigned is acquiring the Securities in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Securities are being acquired, (ii) the name of such person or persons is indicated below under the subscriber's name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

(r) Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the Company, has made any representations, warranties, agreements, or statements other than those referenced herein that influenced or affected the undersigned's decision to purchase the Securities.

(s) The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment. The undersigned understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Securities. The undersigned agrees promptly to notify the Company of any changes to any of the foregoing.

4. General Information.

(a) Purchaser Representative for Individual Investors. Please check (i) or (ii):

☐
(i) The undersigned is not relying upon the advice of a Purchaser Representative, such as an attorney, accountant, or other advisor, in making a final investment decision with respect to the Securities. The undersigned believes that the undersigned has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Securities.

☐
(ii) The undersigned does not have sufficient knowledge and experience in financial and business matters as required above. The undersigned intends to rely on and hereby designates as the undersigned's Purchaser Representative the individual(s) named below to assist the undersigned in evaluating the risks and merits of an investment in the Securities. The undersigned authorizes the Company to furnish such person with a Purchaser Representative Questionnaire requesting certain information regarding his or her expertise and background and the undersigned agrees to furnish such questionnaire to the Company.

Name of Purchaser Representative:

Address:

Occupation:

Employer:

NOTE: IF ITEM (a)(ii) ABOVE IS CHECKED, EACH PURCHASER REPRESENTATIVE MUST COMPLETE THE PURCHASER REPRESENTATIVE QUESTIONNAIRE. THE PURCHASER REPRESENTATIVE QUESTIONNAIRE IS ATTACHED HERETO AS EXHIBIT C.

(b) The undersigned is:

( )	An individual*

( )	A corporation

( )	A partnership

( )	A trust

( )	Other _________________

*If held as joint tenants with right of survivorship, community property, or tenants in common, signatures of all parties are required. Each Co-Holder (other than a spouse) must complete and sign a separate subscription agreement.

(c)	PLEASE PRINT NAME(S) IN WHICH YOUR SECURITIES ARE TO BE REGISTERED

Social Security or Employer Identification Number of each Holder:

Country of Principal Residence:

Business Address

(No P.O. Boxes please)
	City	State	Zip Code	Country

5. The purpose of the following information is to assure the Company that it may rely on the exemption from the registration requirements of the Securities Act and of any applicable state statutes or regulations.

Please answer every question. If the answer to any question is "None" or "Not Applicable" please so state. Your answers will at all times be kept strictly confidential. However, by signing this subscription agreement, you agree that the Company may present such information to such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under the Securities Act or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company involved in offering the Securities is a party or by which it is or may be bound. Your investment in the Securities will not be accepted until the Company determines that you satisfy all of the suitability standards.

6. Representations as to Accredited Investor Status. The undersigned has read the definition of "Accredited Investor" from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that either (check one):

(a)	☐	The undersigned is an "Accredited Investor" for one or more of the following reasons:

	☐	(i) The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐
(ii) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

	☐	(iii) The undersigned is a director or executive officer of the Company which is issuing and selling the Securities;

☐
(iv) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000;

☐
(v) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii);

	☐	(vi) The undersigned is an entity all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire;

(describe entity)

(b)	☐
The undersigned is not an "Accredited Investor," but has completed the statement concerning the undersigned's knowledge and experience in financial and business matters included in Exhibit B hereto. Kindly provide sufficient detail so that the Company's legal counsel may conclude that the undersigned is capable of evaluating the merits and risks of investment in the Company.

If the answer to Question 6 is that the undersigned is an "Accredited Investor," the questionnaire is complete and please simply sign below. Any potential investor that is not an "Accredited Investor" also must complete the supplemental questionnaire attached hereto as Exhibit B to assure compliance with state and federal securities laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned and to be bound by this subscription agreement, the undersigned is executing this Agreement on the date indicated.

Dated this ____ day of ______________, 2005.

PRINT Name of Individual who, or other entity which, is subscribing.	Signature

PRINTED Name of Co-Holder if the Securities are to be held as joint tenants with right of survivorship, community property, or tenants in common.	Signature of Co-Holder

Accepted on ________________, 2005

WINWIN GAMING, INC.

By:
Name:
Title:

EXHIBIT A

DEFINITION OF "ACCREDITED INVESTOR"
FROM RULE 501 OF REGULATION D

"Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1. Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8. Any entity in which all of the equity owners are accredited investors.

A-1

EXHIBIT B

CONFIDENTIAL SUPPLEMENTAL INFORMATION STATEMENT
(To be completed by subscribers that are not "Accredited Investors")

I.
GENERAL INFORMATION (For individual shareholders and each individual partner or shareholder if the shareholder is a partnership or corporation that is not an "Accredited Investor" -- attach additional sheets if necessary)

A.	Purchasers

	1.	Name:

	2.	Address:
Business:

Residence:

	3.	Telephone:
			Business:	( )

			Residence:	( )

4.	Amount of Investment:
$

5.	State where registered to vote:

6.	Social Security Number:

7.	Date of Birth:

8.	Country of citizenship, if other than the United States:

9.	Marital status:

10.	Please state your education and degrees earned
	Degree	School	Year

11.	Current occupation (if retired, please described your last occupation):

Employer:

Nature of Business:

Position and/or duties:

Period Employed:

12.	If current employment is less than five years, please complete the following chart on your employment history for the past five (5) years:

	Employer and Title	Primary Duties	From	To

13.	Please list all professional qualifications that you have held or currently hold, including bar admissions, accounting certificates, brokerage licenses, and other professional licenses or certificates:

	Professional Qualifications	Year Received	Still Effective
			Yes ☐	No ☐
			Yes ☐	No ☐
			Yes ☐	No ☐

II.
FINANCIAL INFORMATION (For individual investors and each individual partner or shareholder if the investor is a partnership or corporation that is not an "Accredited Investor" -- attach additional sheets if necessary)

A.	To confirm that each individual investor meets the financial requirements established for this offering, please answer the questions set forth below, as appropriate.

1.	Please indicate your net worth (including spouse, if applicable), including home, home furnishings, and automobiles:

$ 75,000 - 150,000	☐	$250,000 - 500,000	☐

$150,000 - 250,000	☐	$500,000 - 1,000,000	☐

Greater than $1,000,000	☐

2.	Did you have income (exclusive of any income attributable to your spouse) in excess of $200,000 for 2003 and 2004 and do you reasonably expect to have income in excess of $200,000 in 2005?

Yes ☐	No ☐

3.	Did you and your spouse have joint income in excess of $300,000 for 2003 and 2004 and do you reasonably expect to have joint income in excess of $300,000 in 2005?

Yes ☐	No ☐

(d)	If the investor is a general partnership or a corporation, was the purchaser organized for the specific purpose of acquiring Securities in the Company?

Yes ☐	No ☐

(e)
If the purchaser is a general partnership or corporation, please list on a separate page the partners or shareholders and approximate net worth (including spouse, if applicable) of each such partner or shareholder, including home, home furnishings, and automobiles.

III.	INVESTMENT EXPERIENCE REPRESENTATIONS

A. Indicate how often you invest in:

1. Marketable Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

2. Restricted Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

3. Venture Capital Limited Partnership Funds

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

4.	Please list below your most recent private investments (attach a separate sheet if necessary):

Private Offering	Type of Investment	When Purchased		Amount of Investment
$
$
$
$
$

B. Please answer each of the following questions regarding your investment experience:

1.	Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐	No ☐

2.
Do you, either alone by reason of your business or financial experience or together with your professional advisor or advisors, have the capacity to protect your own interests in connection with a purchase of the Securities in the Company?

Yes ☐	No ☐

3.	Are you (or the trust beneficiary for which you are the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?

Yes ☐	No ☐

Signature(s)

EXHIBIT C

COMPLETE THIS SECTION ONLY IF YOU CHECKED ITEM 4(a)(ii) OF THE SUBSCRIPTION AGREEMENT AND ARE RELYING ON THE ADVICE OF A PURCHASER REPRESENTATIVE

PURCHASER REPRESENTATIVE QUESTIONNAIRE

This Purchaser Representative Questionnaire is being sent to each subscriber that will use a purchaser representative in connection with the offering and must be completed by such representative and returned to the Company or its authorized representatives. The purpose of this Purchaser Representative Questionnaire is to assure the Company that it may rely on the exemptions from the registration requirements of the Securities Act of afforded by Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, and of any applicable state statutes or regulations.

Please answer every question. If the answer to any question is "None" or "Not Applicable" please so state. Your answers will at all times be kept strictly confidential. However, by signing a Purchaser Representative Questionnaire, you agree that the Company may present such Purchaser Representative Questionnaire to such parties as they deem appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(2) of the Securities Act, Regulation D, or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company is or may be bound.

Name of Subscriber:

Please complete the following questionnaire fully, attaching additional sheets if necessary.

1.	Name of Purchaser Representative:
Business Address:
Telephone Number:

2. Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any.

3. List any business or professional education, including degrees received, if any.

4. Have you had prior experience in advising clients with respect to investments of this type?

Yes ☐	No ☐

5. List any professional licenses or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registrations held by you.

6. Describe generally any business, financial, or investment experience that would help you to evaluate the merits and risks of this investment.

7. State how long you have known the subscriber and in what capacity.

8. Except as set forth in subparagraph (a) below, neither I nor any of my affiliates have any material relationship (as defined in Rule 501 of Regulation D) with the Company or any of its affiliates; no such material relationship has existed at any time during the previous two years; no such material relationship is mutually understood to be contemplated; and no compensation has been received nor will any compensation be received as a result of any such relationship.

(a)

(b)	If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship.

9. In advising the subscriber in connection with subscriber's prospective investment in the Securities, I will be relying in part on the subscriber's own experience in certain areas.

Yes ☐	No ☐

10. In advising the subscriber in connection with the subscriber's prospective investment in the Securities, I will be relying in part on the expertise of an additional Purchaser Representative or Representatives.

Yes ☐	No ☐

If "Yes," give the name and address of such additional Representative or Representatives.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(i) I am 21 years of age or older and I am acting as Purchaser Representative for the shareholder in connection with the subscriber's prospective investment in the Securities;

(ii) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act, pursuant to Regulation D or otherwise;

(iii) I am not an affiliate (as defined in Rule 501 of Regulation D), director, officer, or other employee of the Company or any of its affiliates or a beneficial owner of 5% or more of any class of the equity securities of the Company;

(iv) I have not, during the past 10 years, (i) been convicted, indicted, or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); of (ii) been the subject of any order, judgment, or decree of any court or competent jurisdiction permanently or temporarily enjoining me from acting as an investment adviser, underwriter, broker, or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending for more than 60 days my right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended;

(v) I have disclosed to the subscriber in writing, prior to the subscriber's acknowledgment of me as his Purchaser Representative, any material relationship with the Company or its affiliates disclosed in answer to question 8 above;

(vi) I personally (or together with the subscriber or the additional Purchaser Representative or Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the subscriber's prospective investment in the Securities; and

(vii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the subscriber of an interest in the proposed investment.

IN WITNESS WHEREOF, I have executed this Purchaser Representative Questionnaire this _____ day of __________________, 2005.

(Signature of Purchaser Representative)

COMPLETE THIS SECTION ONLY IF YOU CHECKED ITEM 4(a)(ii) OF THE SUBSCRIPTION AGREEMENT AND ARE RELYING ON THE ADVICE OF A PURCHASER REPRESENTATIVE

[Form of Disclosure Letter to Subscriber from
Purchaser Representative]

____________, 2005

[Subscriber]

__________________________________
__________________________________
__________________________________
__________________________________

Dear _________________________:

In connection with my serving as your Purchaser Representative with respect to the offering of WinWin Gaming, Inc. whereby you will purchase shares of Common Stock of WinWin Gaming, Inc., please be advised that within the last two years there has existed, there now exists, or is contemplated to exist the following material relationships:

As a result of such relationships, I have received or will receive the following compensation:

Very truly yours,

[Purchaser Representative]